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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 13, 1999 included in Cybergold, Inc.'s Registration Statement on Form S-1 and to all references to our Firm included in this Registration Statement.



San Francisco, California,
September 28, 1999                      /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        Arthur Andersen LLP